Aasgard Dividend Growth Small & Mid-Cap Fund No Load Class AADGX Summary Prospectus April 1, 2016

Before you invest, you may want to review the Aasgard Dividend Growth Small & Mid-Cap Fund’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated April 1, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at http://www.coldstream.com/prospectus-reports.  You can also get this information at no cost by calling the Fund toll-free at 1‑877-476-1909 or by sending an email request to dividendgrowthfund@coldstream.com.

Investment Objectives
The Fund seeks a combination of dividend income and capital appreciation, with a secondary focus on lower than market volatility.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold No Load Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Other Expenses(1)	1.17%
Total Annual Fund Operating Expenses	2.02%
Less: Fee Waiver and Expense Reimbursement(2)	-0.77%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.25%
(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)
Coldstream Capital Management, Inc., marketed as, “Coldstream Wealth Management” (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Fund expenses in order to ensure Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense and extraordinary expenses) do not exceed 1.25% of the Fund’s average daily net assets (the “Expense Cap”).  The Expense Cap will remain in effect through at least July 28, 2017, and may be terminated only by the Board of Trustees (the “Board”) of the Trust.  The Advisor may request recoupment of previously waived fees and expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Cap.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$559

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  As the Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks of small- and medium-sized companies. The Fund invests primarily in the common stocks of domestic small and medium capitalization companies with market capitalizations under $15 billion that the Advisor believes have strong growth potential and attractive dividend and yield opportunities.  The Fund may also invest up to 15% of its net assets in real estate investment trusts (“REITs”).

The Advisor employs a proprietary ranking system to evaluate the universe of U.S. small- and medium-sized capitalization companies.  Companies are ranked within their sectors according to the relative dividend yield, dividend growth, dividend consistency, valuation, free-cash flow, and payout ratio.  The strategy is sector neutral to the Russell 2500™ Index, which means that the Fund’s sector weights will generally match those of the Russell 2500™ Index.  Each stock considered for purchase must have (i) a current yield of at least 1.00% and (ii) issuer’s five year projected dividend growth rate of at least 5%.  Holdings are reviewed for sale if they have fallen more than 10% since their purchase.  Stocks that have fallen in value are considered for sale, to be replaced with stocks the Advisor believes have a higher potential for gain. This often has the additional benefit of realizing taxable losses that can be used to offset future realized gains.  The Fund’s strategy strives to reduce volatility by limiting individual positions sizes to 5% of the Fund’s total assets and by limiting single industry exposure to less than 20% of the Fund’s total assets.

Target prices are developed for each security, but the Advisor does not have a strict sell discipline. The Advisor believes that in times of extreme market volatility, a strict sell discipline would require wholesale liquidations resulting in extremely large cash positions.  Under most circumstances, the Advisor will not hold cash positions in excess of 15% of the Fund’s net assets in order to maintain participation in growth opportunities in the overall market but will consider cash positions in excess of this threshold under certain market or economic conditions.

Principal Investment Risks
Losing all or a portion of your investment is a risk of investing in the Fund.  The following risks could affect the value of your investment:

•	Management Risk – If the Advisor’s investment strategies do not produce the expected results, the value of the Fund may decrease.
•	Market Risk – Either the stock market as a whole, or the value of an individual company, may decline, resulting in a decrease in the value of the Fund.
•
Equity Risk ‑ Equity securities, such as the common stock in which the Fund will invest, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value.  Equity securities generally have greater price volatility than fixed income securities.

•
Small- and Medium-Sized Companies Risk ‑ Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Investment Style Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not limit their investments to dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks.  In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

•
Growth Stock Risk ‑ Growth style companies may lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks.

•
Real Estate Investment Trust (REIT) Risk ‑ Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

•	New Fund Risk ‑ The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information is available by calling 1-877-476-1909 or by visiting www.coldstream.com/mutual-fund-home.

Management
Investment Advisor.  Coldstream Capital Management, Inc., marketed as, “Coldstream Wealth Management” is the Fund’s investment advisor.

Portfolio Manager.  James Walsh, CFA©, Portfolio Manager, is the portfolio manager primarily responsible for the day-to-day management of the Fund.  Mr. Walsh has managed the Fund since its inception in April 2016.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Aasgard Dividend Growth Small & Mid Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by telephone at 1‑877-476-1909, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular Accounts	$2,500	$500
Individual Retirement Accounts (“IRAs”) (Traditional, Roth, SEP, and SIMPLE IRAs)	$2,500	$500

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.